Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	December 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Budget to Actual Consolidated Cash Flow Variance Report	MOR-1c	X
Copies of Bank Statements (See Notes to the MOR)			X
Cash Disbursement Journals (See Notes to the MOR)			X
Statement of Operations (Income Statement)	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes (See Notes to the MOR)	MOR-4	X
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			X
Copies of tax returns filed during reporting period (See Notes to the MOR)			X
Summary of Unpaid Post-Petition Debts (See Notes to the MOR)	MOR-4	X
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	X
Debtor Questionnaire (See Notes to the MOR)	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ A. Alejandra Veltmann	2/1/2017
Signature of Authorized Individual*	Date

A. Alejandra Veltmann	V.P. - Chief Accounting Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	December 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Paragon Offshore Drilling LLC	16-10385
Paragon Offshore plc	16-10386
Paragon Drilling Services 7 LLC	16-10387
Paragon Offshore Finance Company	16-10388
Paragon Offshore Leasing (Switzerland) GmbH	16-10389
Paragon Offshore do Brasil Ltda.	16-10390
Paragon International Finance Company	16-10391
Paragon Asset (ME) Ltd.	16-10392
Paragon Offshore Holdings US Inc.	16-10393
Paragon Asset (UK) Ltd.	16-10394
Paragon FDR Holding Ltd.	16-10395
Paragon Offshore International Ltd.	16-10396
Paragon Offshore (North Sea) Ltd.	16-10397
Paragon Duchess Ltd.	16-10398
Paragon (Middle East) Limited	16-10399
Paragon Offshore (Luxembourg) S.a r.l.	16-10400
Paragon Holding NCS 2 S.a r.l.	16-10401
Paragon Leonard Jones LLC	16-10402
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403
Paragon Offshore (Nederland) B.V.	16-10404
Paragon Offshore Contracting GmbH	16-10405
Paragon Offshore (Labuan) Pte. Ltd.	16-10406
Paragon Holding SCS 2 Ltd.	16-10407
Paragon Asset Company Ltd.	16-10408
Paragon Holding SCS 1 Ltd.	16-10409
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410

General Notes:

The financial and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with generally accepted accounting principles in the United States of America (“U.S. GAAP”).  Individual Debtor entities are presented in the accompanying statement of operations.

The financial information has been derived from the books and records of the Debtors.  This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	December 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

General Notes (cont’d):

Receivables and payables among the Debtors and between the Debtors and Non-Debtors have not been eliminated from the Statement of Operations (Income Statements) or Balance Sheets contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein. As a result, the completeness and accuracy of this information is undetermined.

Certain amounts may appear to be clerically inaccurate as they are presented in thousands and are subject to rounding differences. Certain amounts in prior filings have been reclassified to conform to the current filing presentation.

Notes to MOR-1 and MOR-1a:

Cash receipts and disbursements have been assigned to the Debtor entity they relate to rather than the Debtor that received / made the payment. Such movements may therefore not reflect the movement in individual Debtor bank accounts.

Attached to MOR-1 is a listing of the Debtors’ bank accounts (see MOR-1a), by account number, and opening and closing bank balances for the reporting period. The listing includes certain accounts that have subsequently been closed during the post petition period. The accounts have been reconciled in accordance with the Debtors’ ordinary course accounting practices during the reporting period.  The disbursements reported in MOR-1 include outstanding checks and any reconciling items.

Notes to MOR-1b:

Payments of Professional Fees to retained professionals were made during the period. Total paid in the month and to date is disclosed in MOR-1b.

Notes to MOR-1c:

Paragon does not prepare cash flows on an individual entity basis. Attached at MOR-1c is a consolidated cash flow including comparison to budget. The cash flows are prepared at weekly rests and do not reflect performance per calendar month.

The “Professional Fees” listed in MOR-1c include payments made to professionals representing the Agent for the Revolver Lenders and the Agent for the Term Loan Lenders in accordance with the Final Order (I) Authorizing the Debtors to Utilize Cash Collateral; and (II) Granting JPMorgan Chase Bank, N.A., as Administrative Agent for the Revolver Lenders and Collateral Agent for the Revolver Lenders and Term Loan Lenders, and Cortland Capital Market Services L.L.C., as Successor Administrative Agent for the Term Loan Lenders, Adequate Protection Pursuant to Sections 105, 361, 362, 363 and 507 of the Bankruptcy Code (D.I. No. 140).

Notes to MOR-2 and MOR-3:

The financial information for December 2016 contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments. Certain amounts in prior filings have been reclassified to conform to the current filing presentation.

Accounts Receivable and Accounts Payable may include intercompany balances among the Debtors, and between the Debtors and Non-Debtors. See General Notes regarding elimination of these balances.

Notes to MOR-4:

The post-petition tax activity presented includes pre-and post- petition tax liabilities. The closing tax position disclosed in MOR-4 (November 2016) may not equate with the opening balances in MOR-4 (December 2016) due to ordinary course adjustments/reclassifications of certain tax liabilities after the November 2016 MOR was filed.

To the best of the Debtors’ knowledge, and except as otherwise set forth in this Monthly Operating Report, all of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required post-petition tax payments.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	December 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

Notes to MOR-5:

Accounts Receivable information included in MOR-5 excludes intercompany balances among the Debtors, and between the Debtors and Non-Debtors. See General Notes regarding these balances.

Earned revenue is considered “billed” to the customer on the date for which the invoice is physically mailed or electronically delivered to the customer.

“Unbilled” Accounts Receivable consists of any earned revenue item which has not been billed to the customer.

Notes to MOR-5 Debtor Questionnaire:

Question #2 -

The Debtors have disbursed funds from certain non-Debtor accounts in accordance with the Final Order (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Business Forms and Existing Bank Accounts, and (C) Continue Intercompany Arrangements; (II) Waiver of the Requirements of Section 345(b) of the Bankruptcy Code; and (III) Granting Related Relief [D.I. No. 236].

Question #5 -

1. Paragon Offshore International Limited - Bank of America account ending 7773

Documentation is available upon request.

MOR-1

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	December 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Schedule of Cash Receipts and Disbursements
(000’s)

		See Notes to the MOR related to MOR-1

Debtor	Case Number	External Disbursements	Intercompany Disbursements to Non-Debtors	Total Disbursements	Cash Receipts
Paragon Offshore Drilling LLC	16-10385	$(473)	$-	$(473)	$1,052
Paragon Offshore plc	16-10386	(2,290)	-	(2,290)	91
Paragon Drilling Services 7 LLC	16-10387	(106)	-	(106)	-
Paragon Offshore Finance Company	16-10388	(2,828)	-	(2,828)	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	(41)	-	(41)	-
Paragon Offshore do Brasil Ltda.	16-10390	(1,210)	-	(1,210)	2,806
Paragon International Finance Company	16-10391	(500)	(425)	(926)	2,706
Paragon Asset (ME) Ltd.	16-10392	(22)	-	(22)	-
Paragon Offshore Holdings US Inc.	16-10393	(24)	-	(24)	-
Paragon Asset (UK) Ltd.	16-10394	(830)	-	(830)	2,337
Paragon FDR Holding Ltd.	16-10395	-	-	-	-
Paragon Offshore International Ltd.	16-10396	(6,446)	-	(6,446)	7,505
Paragon Offshore (North Sea) Ltd.	16-10397	(1,056)	-	(1,056)	2,880
Paragon Duchess Ltd.	16-10398	(37)	-	(37)	-
Paragon (Middle East) Limited	16-10399	(1,551)	-	(1,551)	6,154
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	(1)	-	(1)	-
Paragon Leonard Jones LLC	16-10402	(590)	-	(590)	-
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	(92)	-	(92)	-
Paragon Offshore (Nederland) B.V.	16-10404	(2,427)	(370)	(2,797)	217
Paragon Offshore Contracting GmbH	16-10405	(688)	-	(688)	2,015
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	(2)	-	(2)	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-
Paragon Asset Company Ltd.	16-10408	(2,523)	-	(2,523)	-
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	(1,124)	-	(1,124)	-

Total		$(24,860)	$(795)	$(25,655)	$27,763

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	December 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore Drilling LLC	16-10385		$-	$-	$-	$-

Paragon Offshore plc	16-10386	Sub Total	344,227	344,380	344,289	344,379
	16-10386	6704	-	-	-	-
	16-10386	9694	129	129	129	127
	16-10386	3774	332,594	332,747	332,656	332,747
	16-10386	9069	11,504	11,504	11,504	11,504

Paragon Drilling Services 7 LLC	16-10387	8977	-	-	-	-

Paragon Offshore Finance Company	16-10388	2257	-	-	-	-

Paragon Offshore Leasing (Switzerland) GmbH	16-10389	Sub Total	63	38	70	56
	16-10389	3991	8	8	8	8
	16-10389	701L	55	30	62	48

Paragon Offshore do Brasil Ltda.	16-10390	Sub Total	4,441	6,539	4,449	6,575
	16-10390	4000	4,427	6,533	4,434	6,570
	16-10390	7775	8	3	8	3
	16-10390	5004	6	3	6	3
	16-10390	Petty Cash			0	-

Paragon International Finance Company	16-10391	Sub Total	198,230	192,563	198,199	192,920
	16-10391	4670	0	-	0	-
	16-10391	4240	1,301	4,560	1,345	4,700
	16-10391	7219	-	-	-	-
	16-10391	7201	147	26	121	62
	16-10391	7227	-	-	-	-
	16-10391	7235	-	-	-	-
	16-10391	4355	10	10	10	10
	16-10391	1100	41	40	26	110
	16-10391	3880	38,059	38,077	38,067	38,077
	16-10391	9959	2	2,758	(7)	2,768
	16-10391	4356	370	370	370	370
	16-10391	7633	152,199	142,230	152,199	142,230
	16-10391	9936	-	-	(20)	(20)
	16-10391	1478	-	-	-	55
	16-10391	3463	6,023	4,103	6,009	4,154
	16-10391	9016	78	389	79	404

Paragon Asset (ME) Ltd.	16-10392		-	-	-	-

Paragon Offshore Holdings US Inc.	16-10393		-	-	-	-

Paragon Asset (UK) Ltd.	16-10394		-	-	-	-

Paragon FDR Holding Ltd.	16-10395	3867	-	-	-	-

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	December 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore International Ltd.	16-10396	Sub Total	629	416	577	489
	16-10396	-001	1	0	0	0
	16-10396	5110	6	6	6	6
	16-10396	6490	18	17	18	17
	16-10396	6500	1	1	1	1
	16-10396	9901	4	3	4	3
	16-10396	0000	9	9	9	8
	16-10396	2501	299	299	299	299
	16-10396	4001	291	79	291	79
	16-10396	1012	-	-	-	-
	16-10396	0570	-	-	(61)	(155)
	16-10396	7773	-	-	-	233
	16-10397	4872	-	-	-	(9)
	16-10396	Petty Cash			9	6

Paragon Offshore (North Sea) Ltd.	16-10397		-	-	-	-

Paragon Duchess Ltd.	16-10398		-	-	-	-

Paragon (Middle East) Limited	16-10399		-	-	-	-

Paragon Offshore (Luxembourg) S.a r.l.	16-10400	Sub Total	-	-	-	-
	16-10400	8969	-	-	-	-
	16-10400	1728	-	-	-	-
						-
Paragon Holding NCS 2 S.a r.l.	16-10401	5235	-	-	-	-

Paragon Leonard Jones LLC	16-10402	Sub Total	501	216	501	216
	16-10402	8256	-	-	(0)	-
	16-10402	8032	-	-	-	-
	16-10402	3350	2	2	2	2
	16-10402	7021	366	66	366	66
	16-10402	8378	1	1	1	1
	16-10402	3492	132	148	132	148

PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	Sub Total	142	96	141	96
	16-10403	3875	-	-	-	-
	16-10403	0775	142	96	141	96

Paragon Offshore (Nederland) B.V.	16-10404	Sub Total	2,763	1,443	2,866	1,590
	16-10404	2286	-	-	-	-
	16-10404	1106	33	17	33	17
	16-10404	6254	7	7	133	133
	16-10404	NL2A	207	412	210	421
	16-10404	0016	1,913	87	1,921	98
	16-10404	0024	37	36	39	39
	16-10404	3476	565	883	531	883
	16-10404	7760	-	-	-	-
	16-10404	Petty Cash			-	-

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	December 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore Contracting GmbH	16-10405	Sub Total	2,282	4,579	2,281	4,584
	16-10405	8002	-	-	0	-
	16-10405	2377	-	-	-	-
	16-10405	8788	-	-	-	-
	16-10405	8876	1,539	2,117	1,540	2,121
	16-10405	4010	437	607	436	608
	16-10405	403W	14	16	14	16
	16-10405	8556	1	1,838	1	1,838
	16-10405	3489	291	2	290	2
	16-10405	Petty Cash			-	-

Paragon Offshore (Labuan) Pte. Ltd.	16-10406	Sub Total	1,163	1,161	1,163	1,161
	16-10406	7995	-	-	-	-
	16-10406	-101	13	10	13	10
	16-10406	-725	1,150	1,150	1,150	1,150

Paragon Holding SCS 2 Ltd.	16-10407		-	-	-	-

Paragon Asset Company Ltd.	16-10408		-	-	-	-

Paragon Holding SCS 1 Ltd.	16-10409		-	-	-	-

Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	Subtotal	23	1,136	49	1,171
	16-10410	6362	-	-	-	-
	16-10410	8000	23	1,136	49	1,171

	Total		$554,465	$552,566	$554,585	$553,237

MOR-1b

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	December 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Schedule of Professional Fees Paid
(000’s)

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1) list the amount paid to Retained Professionals.	See Notes to the MOR related to MOR-1b

Retained Professionals
Name	Amount Paid During Month	Total Paid to Date
Weil, Gotshal & Manges LLP	$-	$5,679
Richards, Layton & Finger, PA	164	617
AlixPartners LLP	-	3,322
Lazard, Freres & Co LLC	-	1,000
Norton Rose Fulbright US LLP	-	354
KCC	-	556
Total Payments to Professionals	$164	$11,526

MOR-1c

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
	Reporting Period:	December 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Paragon Offshore PLC, et al
Budget to Actual Consolidated Cash Flow Variance Report
(000’s)

	See Notes to the MOR related to MOR-1c

			Variance
12/03/16 - 12/30/16	Budget	Actual	F/(U)

Total Receipts	20,895	29,667	8,772

Total Operating Disbursements	(10,906)	(10,206)	700
Total Capital Expenditures	(711)	(2,235)	(1,525)
Total Payroll & Benefits	(5,802)	(3,564)	2,237
Total Other	(200)	(758)	(558)

Total I/C Disbursements to Non Debtor Entities	(7,245)	(11,733)	(4,488)

Total Disbursements	(24,863)	(28,496)	(3,633)

Net Operating Cash Flow	(3,968)	1,171	5,139

Deposits
Other	-	-	-
Total Deposits	-	-	-

Total Debt Service	(4,607)	(4,757)	(150)
Total Professional Fees	(4,130)	(1,831)	2,299

Total Non-Operating Disbursements	(8,737)	(6,587)	2,150

Net Cash Flow	(12,705)	(5,417)	7,288

Debtor Ending Cash Balance - Encumbered	202,040	208,345	6,305
Debtor Cash Balance - Unencumbered	344,160	344,251	91
Total Debtor Cash Balance	546,200	552,596	6,396

Non Debtor Ending Cash Balance	367,552	366,610	(943)
Total Debtor & Non Debtor Ending Cash Balance	913,752	919,206	5,453

In re Paragon Offshore PLC, et al.	MOR-2

Case No. 16-10386 (CSS)
Reporting Period:	December 1 - 31, 2016
Federal Tax I.D. #	98-1146017

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending December 31, 2016

	16-10385	16-10386	16-10387	16-10388	16-10389	16-10390	16-10391
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.	Paragon International Finance Company
Operating Revenues
Contract Drilling Revenue	$1,061	$-	$-	$-	$-	$-	$-
Reimbursable Revenues	4	-	-	-	-	29	-
Labor Contract Revenues	-	-	-	-	-	-	-
Intercompany Revenues	-	4,938	868	-	-	-	-
Other Revenues	-	-	-	-	-	-	-
Operating revenues	1,066	4,938	868	-	-	29	-

Operating Costs and Expenses	-	-	-	-	-	-	-
Contract Drilling Expenses	1,128	(0)	(210)	-	(148)	2,773	-
Labor Contract	-	-	-	-	-	-	-
Reimbursable Expenses	(4)	-	-	-	-	(28)	-
Depreciation and Amortization	(622)	(6)	(13)	-	(394)	(10)	-
General & Administrative	(120)	(3,604)	-	(100)	(57)	-	(27)
Corporate Operations	-	(3,142)	-	-	-	-	-
Local Administrative Expense	(217)	-	-	-	-	(187)	-
Unusual Event	-	-	(760)	-	(560)	(572)	-
Operating costs and expenses	165	(6,752)	(983)	(100)	(1,159)	1,976	(27)
	-	-	-	-	-	-	-
Operating Income	1,230	(1,814)	(116)	(100)	(1,159)	2,005	(27)

Other Income (Expense)
Interest expense, net of amount capitalized	-	(2,020)	-	(2,924)	-	(31)	(843)
Interest Income	515	92	-	-	-	-	41
Reorganization Items	-	(4,634)	-	-	-	-	-
Other, net	(39)	91	-	-	(1)	(819)	(151)
Income before income taxes	1,706	(8,285)	(116)	(3,024)	(1,160)	1,155	(980)
Income tax provision	(62)	(142)	-	-	4	65	-
Net Income	1,644	(8,427)	(116)	(3,024)	(1,156)	1,220	(980)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending December 31, 2016

	16-10392	16-10393	16-10394	16-10395	16-10396
	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$-	$(1,208)	$-	$2,499
Reimbursable Revenues	-	-	32	-	72
Labor Contract Revenues	-	-	-	-	-
Intercompany Revenues	-	-	-	-	56
Other Revenues	-	-	-	-	-
Operating revenues	-	-	(1,176)	-	2,627

Operating Costs and Expenses	-	-	-	-	-
Contract Drilling Expenses	(2)	-	1,664	-	(2,576)
Labor Contract	-	-	-	-	-
Reimbursable Expenses	-	-	(10)	-	(35)
Depreciation and Amortization	(386)	-	-	-	(1,400)
General & Administrative	-	(128)	(230)	(25)	-
Corporate Operations	-	(111)	(200)	(21)	(42)
Local Administrative Expense	-	-	132	-	(1,683)
Unusual Event	-	-	-	-	(39,803)
Operating costs and expenses	(388)	(239)	1,356	(46)	(45,540)
	-	-	-	-	-
Operating Income	(388)	(239)	180	(46)	(42,913)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	-	-	-
Interest Income	-	-	-	(13)	-
Reorganization Items	-	-	-	-	-
Other, net	-	-	(0)	-	(33)
Income before income taxes	(388)	(239)	180	(59)	(42,946)
Income tax provision	(1)	(1,803)	(2,204)	-	(85)
Net Income	(389)	(2,042)	(2,023)	(59)	(43,032)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending December 31, 2016

	16-10397	16-10398	16-10399	16-10400	16-10401	16-10402
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
Operating Revenues
Contract Drilling Revenue	$1,724	$-	$5,955	$-	$-	$-
Reimbursable Revenues	134	-	18	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Intercompany Revenues	-	-	565	-	-	-
Other Revenues	-	-	-	-	-	-
Operating revenues	1,858	-	6,538	-	-	-

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	(709)	16	(4,782)	-	(48)	(1,069)
Labor Contract	-	-	-	-	-	-
Reimbursable Expenses	(143)	-	(11)	-	-	-
Depreciation and Amortization	-	-	(3,407)	-	(6)	-
General & Administrative	-	(3)	-	(4)	-	(7)
Corporate Operations	-	-	-	-	-	(6)
Local Administrative Expense	(232)	-	-	-	-	193
Unusual Event	-	-	-	-	(2)	-
Operating costs and expenses	(1,084)	13	(8,200)	(4)	(56)	(890)
	-	-	-	-	-	-
Operating Income	775	13	(1,661)	(4)	(56)	(890)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	-	-	(1,086)	-
Interest Income	-	-	-	-	1	72
Reorganization Items	-	-	-	-	-	-
Other, net	(87)	-	0	(0)	0	5
Income before income taxes	688	13	(1,661)	(4)	(1,141)	(813)
Income tax provision	(668)	-	(194)	-	-	(1,243)
Net Income	20	13	(1,855)	(4)	(1,141)	(2,056)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending December 31, 2016

16-10403		16-10404	16-10405	16-10406	16-10407	16-10408
PGN Offshore Drilling (Malaysia) Sdn. Bhd.		Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$-	$8	$-	$-	$-
Reimbursable Revenues	-	-	-	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Intercompany Revenues	(40)	839	-	(418)	-	7,148
Other Revenues	-	-	-	-	-	-
Operating revenues	(40)	839	8	(418)	-	7,148

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	(133)	(1,812)	1,819	-	-	(21,252)
Labor Contract	-	-	-	-	-	-
Reimbursable Expenses	-	-	-	-	-	-
Depreciation and Amortization	-	(0)	(32)	-	-	(3,913)
General & Administrative	-	-	-	-	(1,843)	-
Corporate Operations	-	(22)	-	-	(1,606)	-
Local Administrative Expense	(5)	(306)	135	408	-	(26)
Unusual Event	-	(0)	(1,232)	-	-	(59,811)
Operating costs and expenses	(139)	(2,141)	690	408	(3,449)	(85,003)
	-	-	-	-	-	-
Operating Income	(178)	(1,302)	698	(10)	(3,449)	(77,855)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	(515)	-	-	(1)
Interest Income	229	28	385	-	1,086	-
Reorganization Items	-	-	-	-	-	-
Other, net	0	856	3	(0)	-	-
Income before income taxes	51	(418)	571	(10)	(2,363)	(77,857)
Income tax provision	(31)	(303)	547	-	3,761	(11,718)
Net Income	20	(721)	1,118	(10)	1,399	(89,575)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending December 31, 2016

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
Operating Revenues
Contract Drilling Revenue	$-	$-
Reimbursable Revenues	-	-
Labor Contract Revenues	-	-
Intercompany Revenues	-	-
Other Revenues	-	-
Operating revenues	-	-

Operating Costs and Expenses	-	-
Contract Drilling Expenses	-	(165)
Labor Contract	-	-
Reimbursable Expenses	-	-
Depreciation and Amortization	-	(589)
General & Administrative	(115)	(16)
Corporate Operations	-	-
Local Administrative Expense	-	-
Unusual Event	-	(20,216)
Operating costs and expenses	(115)	(20,986)
	-	-
Operating Income	(115)	(20,986)

Other Income (Expense)
Interest expense, net of amount capitalized	-	(884)
Interest Income	941	-
Reorganization Items	-	-
Other, net	-	(7)
Income before income taxes	826	(21,876)
Income tax provision	-	-
Net Income	826	(21,876)

In re Paragon Offshore PLC, et al.	MOR-3

Case No. 16-10386 (CSS)
Reporting Period:	December 1 - 31, 2016
Federal Tax I.D. #	98-1146017

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending December 31, 2016

	16-10385	16-10386	16-10387
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	-	344,379	-
Restricted Cash	-	-	-
Accounts Receivable	146,206	179,893	317,760
Prepaid Expenses & Deposits	72	983	-
Taxes Receivable	-	28	-
Total Other Current Assets	11,750	382	-
Total current assets	158,028	525,665	317,760
Investments in Subsidiaries	182,682	3,463,886	-
Intercompany Notes Receivable	158,059	-	-
Long Term Notes & Investments	340,741	3,463,886	-
Gross PPE	97,312	480	49,961
Accumulated Depreciation	(76,510)	(93)	(48,721)
Property and Equipment	20,802	387	1,240
Other Assets	1,083	16,852	93
Deferred Regulatory Inspection	670	-	93
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	7,590	-
Restricted Cash	-	9,262	-
Long Term Prepaid Mob	413	-	-

Total assets	520,654	4,006,790	319,093

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	50,464	828,465	215,469
Payroll and Benefits Related Accruals	999	-	-
Taxes Payable	1,227	227	-
Interest Payable	-	401	-
Other Current Liabilities	4,689	1,402	-
Total current liabilities	57,379	830,495	215,469
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	3,308	3,335	-
Liabilities Subject to Compromise	-	1,709,947	-
Total liabilities	60,687	2,543,777	215,469

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	884	-
Capital in Excess of par value	(1,019,894)	1,502,872	206,689
Retained Earnings	1,479,860	(40,745)	(103,065)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	459,966	1,463,011	103,624
Total liabilities and shareholders’ equity	520,654	4,006,790	319,093

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending December 31, 2016

	16-10388	16-10389	16-10390
	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	56	6,575
Restricted Cash	-	-	-
Accounts Receivable	1,469	164,086	18,697
Prepaid Expenses & Deposits	21	5	666
Taxes Receivable	-	286	9,552
Total Other Current Assets	-	-	(212)
Total current assets	1,490	164,433	35,278
Investments in Subsidiaries	4,105,589	-	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,105,589	-	-
Gross PPE	-	151,830	2,808
Accumulated Depreciation	-	(130,027)	(2,656)
Property and Equipment	-	21,803	152
Other Assets	-	303	-
Deferred Regulatory Inspection	-	303	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restricted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	4,107,079	186,539	35,430

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	13,878
Accounts Payable	58,615	156,446	118,527
Payroll and Benefits Related Accruals	-	39	1,658
Taxes Payable	-	45	861
Interest Payable	96	-	988
Other Current Liabilities	1,001	-	3,167
Total current liabilities	59,712	156,530	139,079
Total Long-Term Debt	-	-	10,071
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	634,616	-	-
Total liabilities	694,328	156,530	149,150

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	(9)
Capital in Excess of par value	3,530,901	(72,168)	5,517
Retained Earnings	(118,151)	102,177	(100,678)
Accumulated Other Comprehensive Loss	-	-	(18,549)
Total shareholders’ equity	3,412,750	30,009	(113,719)
Total liabilities and shareholders’ equity	4,107,079	186,539	35,430

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending December 31, 2016

	16-10391	16-10392	16-10393
	Paragon International Finance Company	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.
ASSETS
Current assets
Total Cash and Cash Equivalents	192,920	-	-
Restricted Cash	-	-	-
Accounts Receivable	3,721,545	70,595	19,804
Prepaid Expenses & Deposits	144	-	-
Taxes Receivable	-	-	4,175
Total Other Current Assets	-	-	-
Total current assets	3,914,609	70,595	23,979
Investments in Subsidiaries	4,290,515	50	(1,339,443)
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,290,515	50	(1,339,443)
Gross PPE	-	81,713	-
Accumulated Depreciation	-	(44,019)	-
Property and Equipment	-	37,694	-
Other Assets	-	712	-
Deferred Regulatory Inspection	-	712	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restricted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	8,205,124	109,051	(1,315,464)

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	61,747	-	-
Accounts Payable	5,130,100	2,572	14,384
Payroll and Benefits Related Accruals	-	63	-
Taxes Payable	-	1	1,817
Interest Payable	1,485	-	-
Other Current Liabilities	-	-	-
Total current liabilities	5,193,332	2,636	16,201
Total Long-Term Debt	33,225	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	5,226,557	2,636	16,201

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	2,928,906	44,301	(538,589)
Retained Earnings	49,661	62,113	(793,076)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	2,978,567	106,414	(1,331,665)
Total liabilities and shareholders’ equity	8,205,124	109,051	(1,315,464)

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending December 31, 2016

	16-10394	16-10395	16-10396
	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	489
Restricted Cash	-	-	-
Accounts Receivable	161,588	412,380	1,013,229
Prepaid Expenses & Deposits	-	-	1,938
Taxes Receivable	162	-	530
Total Other Current Assets	-	19,916	11,160
Total current assets	161,750	432,296	1,027,346
Investments in Subsidiaries	-	410,651	7,435
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	410,651	7,435
Gross PPE	-	-	45,440
Accumulated Depreciation	-	-	(33,516)
Property and Equipment	-	-	11,924
Other Assets	-	-	153
Deferred Regulatory Inspection	-	-	153
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restricted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	161,750	842,947	1,046,858

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	144,880	2,637	862,890
Payroll and Benefits Related Accruals	657	-	13,345
Taxes Payable	-	-	3,446
Interest Payable	-	-	-
Other Current Liabilities	-	-	-
Total current liabilities	145,537	2,637	879,681
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	1,133
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	145,537	2,637	880,814

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	5,000	-	-
Capital in Excess of par value	-	829,425	293,024
Retained Earnings	11,212	10,885	(126,247)
Accumulated Other Comprehensive Loss	-	-	(735)
Total shareholders’ equity	16,212	840,310	166,042
Total liabilities and shareholders’ equity	161,750	842,947	1,046,858

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending December 31, 2016

	16-10397	16-10398	16-10399
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	-
Restricted Cash	-	-	-
Accounts Receivable	240,618	115	334,831
Prepaid Expenses & Deposits	267	-	57
Taxes Receivable	194	255	-
Total Other Current Assets	-	-	811
Total current assets	241,079	370	335,699
Investments in Subsidiaries	-	(47,110)	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	(47,110)	-
Gross PPE	-	1,991	376,641
Accumulated Depreciation	-	(991)	(308,891)
Property and Equipment	-	1,000	67,750
Other Assets	-	-	2,361
Deferred Regulatory Inspection	-	-	2,050
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restricted Cash	-	-	-
Long Term Prepaid Mob	-	-	311

Total assets	241,079	(45,740)	405,810

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	212,211	7,639	40,663
Payroll and Benefits Related Accruals	428	-	5,969
Taxes Payable	140	-	560
Interest Payable	-	-	-
Other Current Liabilities	-	-	1,028
Total current liabilities	212,779	7,639	48,220
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	234
Liabilities Subject to Compromise	-	-	-
Total liabilities	212,779	7,639	48,454

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	9,565	37,043	68,267
Retained Earnings	18,734	(90,423)	289,087
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	28,299	(53,380)	357,354
Total liabilities and shareholders’ equity	241,079	(45,740)	405,810

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending December 31, 2016

	16-10400	16-10401	16-10402
	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	216
Restricted Cash	-	-	-
Accounts Receivable	274,337	53,703	84,081
Prepaid Expenses & Deposits	-	-	10
Taxes Receivable	27	13	452
Total Other Current Assets	-	47	-
Total current assets	274,364	53,763	84,759
Investments in Subsidiaries	(1,506)	42,808	35,000
Intercompany Notes Receivable	-	300	11,267
Long Term Notes & Investments	(1,506)	43,108	46,267
Gross PPE	-	20,503	-
Accumulated Depreciation	-	(17,765)	-
Property and Equipment	-	2,738	-
Other Assets	-	286	-
Deferred Regulatory Inspection	-	286	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restricted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	272,858	99,895	131,026

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	272,745	60,816	66,687
Payroll and Benefits Related Accruals	-	-	-
Taxes Payable	3	21	2,248
Interest Payable	-	7,502	-
Other Current Liabilities	-	-	385
Total current liabilities	272,748	68,339	69,320
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	1,176
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	272,748	68,339	70,496

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	373,633	96,279	136,179
Retained Earnings	(373,523)	(64,723)	(75,648)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	110	31,556	60,531
Total liabilities and shareholders’ equity	272,858	99,895	131,026

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending December 31, 2016

	16-10403	16-10404	16-10405
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH
ASSETS
Current assets
Total Cash and Cash Equivalents	96	1,590	4,584
Restricted Cash	-	-	-
Accounts Receivable	6,608	401,345	297,301
Prepaid Expenses & Deposits	-	741	54
Taxes Receivable	5	966	131
Total Other Current Assets	-	14,825	-
Total current assets	6,709	419,467	302,070
Investments in Subsidiaries	-	-	30,000
Intercompany Notes Receivable	33,225	7,959	47,492
Long Term Notes & Investments	33,225	7,959	77,492
Gross PPE	-	-	8,278
Accumulated Depreciation	-	-	(1,004)
Property and Equipment	-	-	7,274
Other Assets	-	1,461	-
Deferred Regulatory Inspection	-	-	-
Deferred Pension Costs	-	1,461	-
Other Long Term Assets	-	-	-
Restricted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	39,934	428,887	386,836

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	68,216	235,403	116,506
Payroll and Benefits Related Accruals	158	1,632	-
Taxes Payable	36	379	2,409
Interest Payable	-	-	11,813
Other Current Liabilities	20	3,123	536
Total current liabilities	68,430	240,537	131,264
Total Long-Term Debt	-	-	158,059
Deferred Taxes	-	196	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	68,430	240,733	289,323

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	14
Capital in Excess of par value	(47,620)	12,794	60,000
Retained Earnings	19,125	174,690	37,411
Accumulated Other Comprehensive Loss	-	669	88
Total shareholders’ equity	(28,495)	188,153	97,513
Total liabilities and shareholders’ equity	39,934	428,887	386,836

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending December 31, 2016

	16-10406	16-10407	16-10408
	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	1,161	-	-
Restricted Cash	-	-	-
Accounts Receivable	9,943	32,215	931,560
Prepaid Expenses & Deposits	2	-	-
Taxes Receivable	-	-	-
Total Other Current Assets	-	7,502	-
Total current assets	11,106	39,717	931,560
Investments in Subsidiaries	-	2,472,887	65,504
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	2,472,887	65,504
Gross PPE	-	-	920,966
Accumulated Depreciation	-	-	(769,710)
Property and Equipment	-	-	151,256
Other Assets	-	-	1,702
Deferred Regulatory Inspection	-	-	1,702
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restricted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	11,106	2,512,604	1,150,022

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	10,211	137,903	566,105
Payroll and Benefits Related Accruals	1	-	-
Taxes Payable	-	-	-
Interest Payable	-	-	47
Other Current Liabilities	-	-	597
Total current liabilities	10,212	137,903	566,749
Total Long-Term Debt	-	-	300
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	17,881	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	10,212	155,784	567,049

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	510	4,015,197	286,174
Retained Earnings	384	(1,658,376)	296,803
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	894	2,356,821	582,977
Total liabilities and shareholders’ equity	11,106	2,512,604	1,150,022

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending December 31, 2016

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	1,171
Restricted Cash	-	-
Accounts Receivable	120,610	115,344
Prepaid Expenses & Deposits	-	-
Taxes Receivable	-	33
Total Other Current Assets	121,214	-
Total current assets	241,824	116,548
Investments in Subsidiaries	1,230,952	(72,168)
Intercompany Notes Receivable	-	-
Long Term Notes & Investments	1,230,952	(72,168)
Gross PPE	-	51,198
Accumulated Depreciation	-	(47,308)
Property and Equipment	-	3,890
Other Assets	-	968
Deferred Regulatory Inspection	-	968
Deferred Pension Costs	-	-
Other Long Term Assets	-	-
Restricted Cash	-	-
Long Term Prepaid Mob	-	-

Total assets	1,472,776	49,238

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-
Accounts Payable	274	26,963
Payroll and Benefits Related Accruals	-	-
Taxes Payable	-	-
Interest Payable	-	81,554
Other Current Liabilities	-	44
Total current liabilities	274	108,561
Total Long-Term Debt	-	-
Deferred Taxes	-	-
Other NonCurrent Liabilities	-	-
Liabilities Subject to Compromise	-	-
Total liabilities	274	108,561

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	9	-
Capital in Excess of par value	1,325,327	1,519,680
Retained Earnings	147,166	(1,579,003)
Accumulated Other Comprehensive Loss	-	-
Total shareholders’ equity	1,472,502	(59,323)
Total liabilities and shareholders’ equity	1,472,776	49,238

MOR-4

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	December 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Status of Post-Petition Taxes (See Notes to the MOR)
(000’s)

Paragon Offshore PLC and its related debtor legal entities	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability

Corporate Income Tax	$7,203	$(460)	$532	$7,276
Payroll Tax	$9,290	793	(873)	$9,210
Withholding Tax	$(13,357)	1,608	(2)	$(11,751)
Property Tax	-			-
VAT Tax	$(8,119)	(227)	(534)	$(8,879)
Other Tax	$2,752	105	-	$2,857
Total Taxes	$(2,231)	$1,819	$(876)	$(1,288)

Summary of Unpaid Post-Petition Debts (See Notes to the MOR)
(000’s)

Debtor	Case Number	Current	0-30	31-60	Over 61	Total

Accounts Payable
Paragon Offshore Drilling LLC	16-10385	$105	$43	$3	$224	$375
Paragon Offshore plc	16-10386	-	-	-	176	176
Paragon Drilling Services 7 LLC	16-10387	-	-	-	-	-
Paragon Offshore Finance Company	16-10388	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	1	29	4	(30)	3
Paragon Offshore do Brasil Ltda.	16-10390	112	79	(15)	-	176
Paragon International Finance Company	16-10391	834	777	1,181	846	3,639
Paragon Asset (ME) Ltd.	16-10392	-	1	-	(0)	1
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	13	1	(1)	(13)	(1)
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	211	312	38	50	611
Paragon Offshore (North Sea) Ltd.	16-10397	140	74	3	(13)	204
Paragon Duchess Ltd.	16-10398	-	-	-	(11)	(11)
Paragon (Middle East) Limited	16-10399	501	466	30	2	999
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	(20)	(20)
Paragon Leonard Jones LLC	16-10402	1	306	3	4	313
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	36	-	-	(18)	18
Paragon Offshore (Nederland) B.V.	16-10404	279	212	66	(23)	534
Paragon Offshore Contracting GmbH	16-10405	18	195	(1)	(20)	192
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	(0)	-	-	(0)
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	134	58	10	(4)	199
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	62	-	(30)	32

Total Accounts Payable		$2,385	$2,613	$1,321	$1,119	$7,438

MOR-5

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	December 1 - 31, 2016
Federal Tax I.D. #	98-1146017

Post-Petition Accounts Receivable Reconciliation and Aging (See Notes to the MOR)
(‘000s)

		Billed Accounts Receivable				Unbilled Accounts Receivable				Other Accounts Receivable
Debtor	Case Number	0-60	60-90	>90	Total Billed Accounts Receivable	0-60	60-90	>90	Total Unbilled Accounts Receivable	0-60	60-90	>90	Total Other Accounts Receivable	Total Accounts Receivable (Gross)	Allowance for Doubtful Accounts	Total Accounts Receivable (Net)

Trade Receivables
Paragon Offshore Drilling LLC	16-10385	$2,255	$-	$6,544	$8,799	$1,023	$1	$54	$1,078	$-	$-	$-	$-	$9,878	$(6,544)	$3,333
Paragon Offshore plc	16-10386	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Drilling Services 7 LLC	16-10387	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Finance Company	16-10388	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore do Brasil Ltda.	16-10390	191	-	-	191	46	10	501	557	-	-	-	-	748	(501)	247
Paragon International Finance Company	16-10391	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (ME) Ltd.	16-10392	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	474	-	-	474	79	-	-	79	-	-	-	-	553	-	553
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	7,469	4,250	9,578	21,297	2,541	2	2,532	5,074	-	-	-	-	26,371	(5,806)	20,565
Paragon Offshore (North Sea) Ltd.	16-10397	69	-	-	69	925	-	-	925	-	-	-	-	994	-	994
Paragon Duchess Ltd.	16-10398	-	-	455	455	-	-	-	-	-	-	-	-	455	(455)	-
Paragon (Middle East) Limited	16-10399	9,129	2	1,846	10,977	5,881	1	403	6,285	-	-	-	-	17,262	(0)	17,261
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	-	-	3,892	3,892	-	-	12,033	12,033	-	-	-	-	15,925	(12,033)	3,892
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore (Nederland) B.V.	16-10404	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Contracting GmbH	16-10405	-	-	-	-	-	-	1,342	1,342	-	-	-	-	1,342	-	1,342
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Total Trade Receivables		$19,587	$4,252	$22,315	$46,154	$10,495	$14	$16,865	$27,373	$-	$-	$-	$-	$73,527	$(25,339)	$48,188

MOR-5 (Cont)

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	December 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Debtor Questionnaire (See Notes to the MOR)

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X